Exhibit 10.11

2nd AMENDMENT

TO THE COOPERATION AGREEMENT

BY AND BETWEEN

Pierre and Marie Curie University (Paris 6), a French public, scientific, cultural and professional establishment located at 4 Place Jussieu, 75252 Paris Cedex 05

Hereinafter referred to as UPMC

Represented by Professor Jean CHAMBAZ, President,

And

Institut National de la Santé et de la Recherche Médicale (French National Institute of Health and Medical Research), a French public, scientific and technical research establishment located at 101 rue de Tolbiac, 75013 Paris

Hereinafter referred to as Inserm

Represented by Yves LEVY, Chairman and Chief Executive Officer,

And

The Centre National de la Recherche Scientifique (National Center for Scientific Research), a French public scientific and technical research establishment located at 3-5 rue Michel Ange, 75794 Paris Cedex 16

Hereinafter referred to as the CNRS

Represented by its Director General, Alain FUCHS

UPMC, the CNRS and Inserm acting both in their own name and in the name and on behalf of the Research Center Institut de la Vision (Vision Institute), a joint research unit (UM 80) (UMRS 968 INSERM UPMC- UMR 7210 CNRS UPMC), directed by Professor José SAHEL.

UPMC, the CNRS and Inserm being hereinafter jointly referred to as ESTABLISHMENTS.

UPMC has been mandated by the CNRS and INSERM to sign this Cooperation Agreement in its name and on its behalf.

OF THE FIRST PART,

AND

GenSight Biologics, a French Société Anonyme (Corporation), whose registered office is located at 74 rue du Faubourg Saint Antoine, 75012 PARIS

Hereinafter referred to as Gensight

Represented by Bernard GILLY, Chairman and CEO,

OF THE SECOND PART,

Inserm, UPMC, the CNRS and GENSIGHT shall hereinafter be referred to separately as the “Party” and jointly as the “Parties”.

RECITALS:

On December 19, 2013, GENSIGHT and UPMC signed a cooperation agreement (the “Cooperation Agreement”) on behalf of the ESTABLISHMENTS enabling the implementation of a preferred partnership between GENSIGHT and Institut de la Vision for the performance of research work concerning the targeting of mitochondria and treatment by gene therapy of Leber’s hereditary optic neuropathy as well as the vision restoration strategy using optogenetics in patients suffering from retinitus pigmentosa or AMD.

The Parties consulted each other within the scope of this amendment (the “2ND AMENDMENT”) in order to extend the term of the Cooperation Agreement.

NOW, THEREFORE, THE PARTIES HAVE AGREED AS FOLLOWS.

ARTICLE 1 - PURPOSE

The purpose of the 2ND AMENDMENT is to extend the term of the Cooperation Agreement.

ARTICLE 2 - TERM

The 2ND AMENDMENT shall enter into effect as of the date of signature thereof by the Parties and shall extend the term of the Initial Agreement until September 1, 2017.

ARTICLE 3 - OTHER

All of the provisions of the Cooperation Agreement that are not modified by the 2ND AMENDMENT shall remain unchanged and fully in force.

Executed in Paris, on December 4, 2014

In two (2) original counterparts

For UPMC			For GENSIGHT

For the President of
Pierre et Marie Curie University
Director General for
Research and Technology Transfer

Signature:	/s/ Sophie Cluet	Signature:	/s/ Bernard Gilly
Name:	Jean CHAMBAZ	Name:	Bernard GILLY
Title:	President	Title:	Chairman and CEO

Visa of the Laboratory Director
Professor José SAHEL

Signature:	/s/ José Sahel

2